Trade accounts receivable, net of allowances - Summary of the Activity on the Expected Credit Loss Allowance for Trade Receivables (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Accounts Receivable, Allowance for Credit Loss [Roll Forward]
Balance, beginning of year	$ 10,911	$ 9,543
Provisions	8,233	9,438
Recoveries and write-off	(8,884)	(7,127)
Foreign currency translation adjustment	269	(943)
Balance, end of year	$ 10,529	$ 10,911